SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Report:  June 17, 1997




                               SEMCO Energy, Inc.
             (formerly Southeastern Michigan Gas Enterprises, Inc.) (Exact name of registrant as specified in its charter)



   Michigan                           0-8503                     38-2144267
(State or other                    (Commission                (I.R.S. Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)



405 Water Street, Port Huron, Michigan                              48060
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code               810-987-2200



Item 5.  Other Events.

     Robert F. Caldwell, Executive Vice President and Chief Financial Officer of SEMCO Energy, Inc., has resigned from the Company, effective June 20, 1997. Mr. Caldwell has been with SEMCO since 1979.
     The Company is evaluating external candidates for a successor. In the interim, Steven Warsinske, Vice President of Accounting, will assume Mr. Caldwell's duties.

Item 7.(c)  Exhibits.
     None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SEMCO Energy, Inc.
                                            (Registrant)


Dated:  June 17, 1997                   By: William L. Johnson
                                            President and C.E.O.